STATEMENT OF INVESTMENTS
BNY Mellon Global Emerging Markets Fund

January 31, 2022 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 97.7%
Argentina - 1.5%
MercadoLibre	7,008	[a]	7,933,477
Brazil - 3.3%
B3 - Brasil Bolsa Balcao	3,447,873		9,531,793
WEG	1,265,336		7,699,103
			17,230,896
China - 32.1%
Alibaba Group Holding	851,964	[a]	13,374,424
BY-HEALTH, Cl. A	3,547,400	[a]	14,042,019
Flat Glass Group, Cl. H	978,000	[a,b]	3,912,643
Foshan Haitian Flavouring & Food, Cl. A	742,900	[a]	11,283,076
JD.com, Cl. A	19,374	[a]	722,458
Kingdee International Software Group	2,056,000	[a]	4,720,566
LONGi Green Energy Technology, CI. A	912,455	[a]	10,266,128
Meituan, Cl. B	233,958	[a,c]	6,656,514
NARI Technology, Cl. A	1,725,457	[a]	9,651,430
Pharmaron Beijing, Cl. H	648,000	[a,c]	8,208,107
Ping An Insurance Group Company of China, Cl. H	1,513,000	[a]	11,857,628
Shenzhen Inovance Technology, CI. A	1,512,501	[a]	14,406,433
StarPower Semiconductor, Cl. A	97,900	[a]	5,014,594
Sungrow Power Supply, CI. A	454,600	[a]	8,213,268
Tencent Holdings	414,568	[a]	25,304,117
Tencent Music Entertainment Group, ADR	1,101,137	[a]	6,805,027
Yum China Holdings	287,036		13,826,524
			168,264,956
Hong Kong - 4.0%
AIA Group	2,005,800	[a]	20,834,775
Hungary - .8%
OTP Bank	76,050	[a]	4,414,864
India - 25.3%
Asian Paints	247,174		10,420,447
Godrej Consumer Products	753,628	[a]	8,990,879
HDFC Asset Management	147,425	[a,c]	4,365,752
HDFC Bank	798,980	[a]	16,019,872
Hindustan Unilever	383,150		11,694,720
Housing Development Finance	562,086	[a]	19,143,393
Info Edge India	229,121		15,131,852
Jubilant Foodworks	244,724	[a]	11,154,940
Maruti Suzuki India	109,747	[a]	12,669,845

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 97.7% (continued)
India - 25.3% (continued)
PB Fintech		566,631	[a]	6,049,465
Tata Consultancy Services		339,015		17,028,028
Titan		10,956	[a]	348,866
				133,018,059
Japan - 2.2%
Advantest		136,400		11,627,681
Mexico - 1.8%
Wal-Mart de Mexico		2,782,360		9,437,741
Netherlands - 2.4%
ASML Holding		18,663		12,765,514
Peru - .8%
Credicorp		30,509	[a]	4,369,499
Philippines - .0%
GT Capital Holdings		1	[a]	11
Russia - 1.5%
HeadHunter Group, ADR		173,873		7,704,313
Singapore - 1.2%
Sea, ADR		42,988	[a]	6,461,526
South Africa - 1.2%
Clicks Group		321,531		6,190,948
South Korea - 6.8%
LG Chem		14,572		7,822,787
LG Household & Health Care		3,059		2,488,203
Samsung SDI		35,359		17,487,972
SK Hynix		74,026		7,698,412
				35,497,374
Taiwan - 6.3%
Elite Material		341,000	[a]	3,340,164
Taiwan Semiconductor Manufacturing		1,317,000		29,992,015
				33,332,179
United States - 4.3%
EPAM Systems		22,308	[a]	10,621,731
Livent		517,575	[a,b]	11,909,401
				22,531,132
Uruguay - 2.2%
Globant		45,518	[a]	11,615,283
Total Common Stocks (cost $439,616,916)				513,230,228
	1-Day Yield (%)
Investment Companies - 2.5%
Registered Investment Companies - 2.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $12,982,173)	0.09	12,982,173	[d]	12,982,173

Total Investments (cost $452,599,089)	100.2%	526,212,401
Liabilities, Less Cash and Receivables	(.2%)	(1,260,975)
Net Assets	100.0%	524,951,426

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At January 31, 2022, the value of the fund’s securities on loan was $11,401,554 and the value of the collateral was $11,334,955, consisting of U.S. Government & Agency securities. In addition, the value of collateral may include pending sales that are also on loan.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2022, these securities were valued at $19,230,373 or 3.66% of net assets.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS
BNY Mellon Global Emerging Markets Fund

January 31, 2022 (Unaudited)

The following is a summary of the inputs used as of January 31, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	107,915,418	405,314,810	††	-	513,230,228
Investment Companies	12,982,173	-		-	12,982,173

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund's Board Members (the "Board"). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

At January 31, 2022, accumulated net unrealized appreciation on investments was $73,613,312, consisting of $113,175,244 gross unrealized appreciation and $39,561,932 gross unrealized depreciation.

At January 31, 2022, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.